UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 3, 2018

Fox Factory Holding Corp.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-36040	26-1647258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

915 Disc Drive
Scotts Valley, California 95066
(Address of Principal Executive Offices) (Zip Code)
(831) 274-6500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
 ☐

Section 5    Corporate Governance and Management
Item 5.07    Submission of Matters to a Vote of Security Holders.

The 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Fox Factory Holding Corp. (the “Company”) was held on May 3, 2018, at 1:00 p.m., Pacific Time. A total of 37,656,314 shares of the Company's common stock were outstanding and entitled to vote as of March 6, 2018, the record date for the Annual Meeting. A total of 36,381,440 shares of the Company's common stock were present or represented by proxy at the Annual Meeting, representing approximately 96.61% of the shares outstanding and entitled to vote at the Annual Meeting, thus providing a quorum.

Set forth below are the matters acted upon by the stockholders and the number of votes with respect to each proposal, as certified by the inspector of elections.

Proposal No. 1: Election of Directors
The Company's stockholders elected Michael Dennison and Ted Waitman to serve on the Company's Board of Directors as Class II directors, for a three year term, ending at the 2021 Annual Meeting of Stockholders, by the votes indicated below:

Director Nominee	For	Withheld	Broker Non-Votes
Michael Dennison	35,436,833	108,292	836,315
Ted Waitman	35,017,244	527,881	836,315

Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm
The Company's stockholders ratified the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the 2018 fiscal year by the votes indicated below:

For	Against	Abstain	Broker Non-Votes
36,285,399	95,898	143	—

Proposal No. 3: Advisory Vote on the Company's Executive Compensation
The Company's stockholders approved, on an advisory basis, the Company's executive compensation as disclosed in the Company's definitive proxy statement by the votes indicated below:

For	Against	Abstain	Broker Non-Votes
25,645,605	9,036,257	863,263	836,315

Proposal No. 4: Advisory Vote on Frequency of Future Advisory Votes on the Company's Executive Compensation
    The Company's stockholders recommended, on an advisory basis, that the frequency of future advisory votes on the Company's executive compensation be set to one year by the votes indicated below:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
34,162,988	5,606	1,214,513	162,018	836,315

Based on the results of the vote for Proposal 4, the Company’s Board of Directors determined to follow the stockholders’ recommendation and implement an annual stockholder advisory vote on the Company’s executive compensation until the next required advisory vote regarding the frequency of stockholder advisory votes on the Company’s executive compensation or until the Company’s Board of Directors otherwise determines that a different frequency for such advisory votes is in the best interests of the stockholders of the Company.

For more information regarding Proposals 1, 2, 3, and 4, please refer to the Company's definitive proxy statement, as filed with the Securities and Exchange Commission on March 15, 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fox Factory Holding Corp.
Date:	May 8, 2018	By:	/s/ Zvi Glasman
Zvi Glasman
Chief Financial Officer and Treasurer